Exhibit 99.1

3020 Old Ranch Parkway, Suite 400

Seal Beach, California 90740 USA

562.493.2804  fax: 562.546.0097

www.cleanenergyfuels.com

Clean Energy Reports Gallons Delivered Rose 24% During The Second Quarter of 2012

SEAL BEACH, Calif.—(BUSINESS WIRE)— Clean Energy Fuels Corp. (NASDAQ: CLNE) (the Company) today announced operating results for the second quarter and six months ended June 30, 2012.

Gallons delivered (defined below) for the second quarter of 2012 totaled 48.6 million gallons, up 24% from 39.2 million gallons delivered in the same period a year ago.  For the six months ended June 30, 2012, gallons delivered totaled 92.3 million gallons, up from 74.7 million gallons for the six months ended June 30, 2011.

Revenue for the second quarter ended June 30, 2012 was $69.8 million, which is up from $69.1 million in the second quarter of 2011.  For the six months ended June 30, 2012, revenue totaled $143.5 million, which is up from $134.5 million a year ago.  When comparing periods, the volumetric excise tax credit (VETC) revenue for the second quarter and first six months of 2012 was $0 (as the VETC expired on December 31, 2011), compared to $4.7 million and $8.9 million for the second quarter and first six months of 2011, respectively.

Andrew J. Littlefair, Clean Energy’s President and Chief Executive Officer, stated, “I am very encouraged by the growth that we are seeing in the natural gas fueling market as a whole and feel that it is a validation of our efforts to create and expand this industry over the last 15 years.  This quarter, we continued to grow our traditional core CNG markets and made steady progress in the construction of our America’s Natural Gas Highway stations.  We continue to keep a close relationship with the engine manufacturers, OEM’s, and fleet customers in order to be ready as our stations continue to come on line over the remainder of 2012 and 2013.”

Adjusted EBITDA for the second quarter of 2012 was $(1.6) million. This compares with adjusted EBITDA of $0.9 million in the second quarter of 2011.  For the six months ended June 30, 2012, adjusted EBITDA was $(3.6) million, compared with $4.8 million for the same period in 2011.  Adjusted EBITDA is described below and reconciled to the GAAP measure net income (loss) attributable to Clean Energy.

Non-GAAP loss per share for the second quarter of 2012 was $0.16, compared with a non-GAAP loss per share for the second quarter of 2011 of $0.10.  For the six months ended June 30, 2012, non-GAAP loss per share was $0.33, compared with $0.15 per share for the first six months of 2011.  Non-GAAP earnings (loss) per share is described below and reconciled to the GAAP measure net income (loss) attributable to Clean Energy.

On a GAAP basis, net loss for the second quarter of 2012 was $11.3 million, or $0.13 per share, and included a non-cash gain of $8.9 million related to the accounting treatment that requires Clean Energy to value its Series I warrants and mark them to market, a non-cash charge of $5.8 million related to stock-based compensation, and foreign currency losses of $0.5 million on its IMW purchase notes.  This compares with a net loss for the second quarter of 2011 of $5.6 million, or $0.08 per share, which included a non-cash gain of $4.8 million related to marking to market the Series I warrants, $3.6 million of non-cash stock-based compensation charges, and foreign currency gains of $0.1 million on its IMW purchase notes.

Net loss for the six month period ended June 30, 2012, which included a non-cash charge of $4.6 million related to the valuation of the Series I warrants, non-cash stock-based compensation charges of $10.4 million, and foreign currency losses of $0.1 million on its IMW purchase notes, was $43.2 million, or $0.50 per share.  This compares with a net loss for the six months ended June 30, 2011 of $15.4 million, or $0.22 per share, which included a non-cash gain for the Series I warrants of $1.5 million, non-cash stock-based compensation charges of $6.9 million, and a foreign currency gain of $0.5 million on its IMW purchase notes.

Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements, which statements are prepared and presented in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures called non-GAAP earnings per share (non-GAAP EPS or non-GAAP earnings/loss per share) and Adjusted EBITDA. Management has presented non-GAAP EPS and Adjusted EBITDA because it uses these non-GAAP financial measures to assess its operational performance, for financial and operational decision-making, and as a means to evaluate period-to-period comparisons on a consistent basis. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash or non-recurring expenses that are not directly attributable to its core operating results. In addition, management believes these non-GAAP financial measures are useful to investors because: (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making; (2) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the core operating performance of the business; and (3) they are used by institutional investors and the analyst community to help them analyze the results of Clean Energy’s business. In future quarters, the Company may make adjustments for other non-recurring significant expenditures or significant non-cash charges in order to present non-GAAP financial measures that are indicative of the Company’s core operating performance.

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, the Company’s GAAP results. The Company expects to continue reporting non-GAAP financial measures, adjusting for the items described below, and the Company expects to continue to incur expenses similar to the non-cash, non-GAAP adjustments described below. Accordingly, unless otherwise stated, the exclusion of these and other similar items in the presentation of non-cash, non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Non-GAAP EPS and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be an alternative to GAAP earnings/loss per share or operating income (loss) as an indicator of operating performance or any other GAAP measure. Moreover, because not all companies use identical measures and calculations, the presentation of non-GAAP EPS or Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. These limitations are compensated for by management by using non-GAAP EPS and Adjusted EBITDA in conjunction with traditional GAAP operating performance and cash flow measures.

Non-GAAP EPS

Non-GAAP EPS is defined as net income (loss) attributed to Clean Energy, plus stock-based compensation charges, net of related tax benefits, plus or minus any mark-to-market losses or gains on the Company’s Series I warrants, and plus or minus the foreign currency losses or gains on the Company’s purchase notes issued as part of the acquisition of IMW, the total of which is divided by the Company’s weighted average shares outstanding on a diluted bases. The Company’s management believes that excluding non-cash charges related to stock-based compensation provides useful information to investors because of varying available valuation methodologies, the volatility of the expense (which depends on market forces outside of management’s control), and the subjectivity of the assumptions and the variety of award types that a company can use under the relevant accounting guidance may obscure trends in the Company’s core operating performance. Similarly, the Company’s management believes that excluding the non-cash, mark-to-market losses or gains on the Company’s Series I warrants is useful to investors because the valuation of the Series I warrants is based on a number of subjective assumptions, the amount of the loss or gain is derived from market forces outside management’s control, and it enables investors to compare our performance with other companies that have different capital structures. The Company’s management believes that excluding the foreign currency gains and losses on the notes it issued to purchase IMW provides useful information to investors as the amounts are based on market conditions outside of management’s control and the amounts relate to financing the acquisition of the business as opposed to the core operations of the Company.

The table below shows non-GAAP EPS and also reconciles these figures to the GAAP measure net income (loss) attributable to Clean Energy:

	Three Months Ended June 30,		Six Months Ended June 30,
(in 000s, except per-share amounts)	2011	2012	2011	2012
Net Income (Loss) Attributable to Clean Energy	(5,619)	(11,294)	(15,372)	(43,199)
Stock Based Compensation, Net of Tax Benefits	3,555	5,768	6,932	10,448
Mark-to-Market (Gain) Loss on Series I Warrants	(4,835)	(8,899)	(1,535)	4,607
Foreign Currency (Gain) Loss on IMW Purchase Notes	(119)	452	(460)	50
Adjusted Net Income (Loss)	(7,018)	(13,973)	(10,435)	(28,094)
Diluted Weighted Average Common Shares Outstanding	70,302,782	86,625,655	70,199,963	86,155,678
Non-GAAP Earnings (Loss) Per Share	$(0.10)	$(0.16)	$(0.15)	$(0.33)

Adjusted EBITDA

Adjusted EBITDA is defined as net income (loss) attributable to Clean Energy, plus or minus income tax expense or benefit, plus or minus interest expense or income, net, plus depreciation and amortization expense, plus or minus the foreign currency losses or gains on the Company’s notes issued as part of its acquisition of IMW, plus stock-based compensation charges, net of related tax benefits, and plus or minus any mark-to-market losses or gains on the Company’s Series I warrants. The Company’s management believes that Adjusted EBITDA provides useful information to investors for the same reasons discussed above for Non-GAAP EPS. In addition, management internally uses Adjusted EBITDA to determine elements of executive and employee compensation.

The table below shows Adjusted EBITDA and also reconciles these figures to the GAAP measure net income (loss) attributable to Clean Energy:

	Three Months Ended June 30,		Six Months Ended June 30,
(in 000s)	2011	2012	2011	2012
Net Income (Loss) Attributable to Clean Energy	(5,619)	(11,294)	(15,372)	(43,199)
Income Tax (Benefit) Expense	(1,177)	172	(1,912)	418
Interest (Income) Expense, Net	1,506	3,321	2,327	7,023
Depreciation and Amortization	7,632	8,907	14,842	17,051
Foreign Currency (Gain) Loss on IMW Purchase Notes	(119)	452	(460)	50
Stock Based Compensation, Net of Tax Benefits	3,555	5,768	6,932	10,448
Mark-to-Market (Gain) Loss on Series I Warrants	(4,835)	(8,899)	(1,535)	4,607
Adjusted EBITDA	943	(1,573)	4,822	(3,602)

Gallons Delivered

The Company defines Gallons Delivered as its compressed natural gas (CNG), liquefied natural gas (LNG), renewable natural gas (RNG) and the gallons associated with providing operations and maintenance services delivered to its customers during the period.

Today’s Conference Call

The Company will host an investor conference call today at 4:30 p.m. Eastern time (1:30 p.m. Pacific).  Investors interested in participating in the live call can dial 1.877.407.4018 from the U.S. and international callers can dial 1.201.689.8471.  A telephone replay will be available approximately two hours after the call concludes through Thursday, September 6, 2012 by dialing 1.877.870.5176 from the U.S., or 1.858.384.5517 from international locations, and entering Replay Pin Number 392543. There also will be a simultaneous, live webcast available on the Investor Relations section of the Company’s web site at www.cleanenergyfuels.com, which will be available for replay for 30 days.

About Clean Energy Fuels

Clean Energy (Nasdaq: CLNE) is the largest provider of natural gas fuel for transportation in North America and a global leader in the expanding natural gas vehicle fueling market. We have operations in compressed natural gas (CNG) and liquefied natural gas (LNG) vehicle fueling and construction and operation of natural gas fueling stations. Wholly-owned subsidiaries include IMW Industries, Ltd., which supplies CNG equipment for vehicle fueling and industrial applications; NorthStar, which supplies LNG and liquefied to compressed natural gas fueling system technologies and equipment, station construction and operations; BAF Technologies, which provides natural gas vehicle systems and conversions for taxis, vans, pick-up trucks and shuttle buses; and Clean Energy Renewable Fuels (CERF), which develops renewable natural gas (RNG), or biomethane, production facilities in the U.S.  For more information, visit www.cleanenergyfuels.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding America’s Natural Gas Highway, future growth and sales opportunities in all of the Company’s markets, which include trucking, refuse, airport, taxi and transit, and the timeliness and availability of natural gas engines and natural gas heavy-duty trucks.  Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors including, but not limited to, changes in the prices of natural gas relative to gasoline and diesel, the Company’s failure to recognize the anticipated benefits of building America’s Natural Gas Highway, the availability and deployment of, as well as the demand for, natural gas engines that are well-suited for the U.S. long-haul, heavy-duty truck market, future availability of equity or debt financing needed to fund the growth of the Company’s business, the Company’s ability to source and supply sufficient LNG to meet the needs of its business, the Company’s ability to efficiently manage its growth and retain and hire key personnel, the acceptance of natural gas vehicles in the Company’s markets, the availability of natural gas vehicles, relaxation or waiver of fuel emission standards, the Company’s ability to compete successfully, the Company’s failure to manage risks and uncertainties related its international operations, construction and permitting delays at station construction projects, the Company’s ability to integrate acquisitions, the availability of tax and related government incentives for natural gas fueling and vehicles, compliance with governmental regulations and the Company’s ability to manage and grow its

RNG business.  The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Additionally, the Company’s Form 10-Q filed on August 6, 2012 with the SEC (www.sec.gov) contains risk factors that may cause actual results to differ materially from the forward-looking statements contained in this press release.

Investor Contact:

Tony Kritzer
Clean Energy Fuels

Director of Investor Communications
562.936.7120

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Balance Sheets

As of December 31, 2011 and June 30, 2012

(Unaudited)

(In thousands, except share data)

	December 31, 2011	June 30, 2012
Assets
Current assets:
Cash and cash equivalents	$238,125	$172,715
Restricted cash	4,792	7,067
Short-term investments	33,329	37,079
Accounts receivable, net of allowance for doubtful accounts of $712 and $859 as of December 31, 2011 and June 30, 2012, respectively	56,455	63,565
Other receivables	19,601	20,976
Inventory, net	35,287	36,470
Prepaid expenses and other current assets	14,027	15,132
Total current assets	401,616	353,004
Land, property and equipment, net	277,334	355,017
Restricted cash	54,804	21,348
Notes receivable and other long-term assets	16,650	16,853
Investments in other entities	16,459	16,954
Goodwill	73,741	73,741
Intangible assets, net	102,103	100,749
Total assets	$942,707	$937,666
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$22,925	$33,784
Accounts payable	36,668	31,733
Accrued liabilities	28,255	29,151
Deferred revenue	21,267	44,389
Total current liabilities	109,115	139,057
Long-term debt and capital lease obligations, less current portion	266,497	253,830
Other long-term liabilities	22,687	22,620
Total liabilities	398,299	415,507
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value. Authorized 1,000,000 shares; issued and outstanding no shares	—	—
Common stock, $0.0001 par value. Authorized 149,000,000 shares; issued and outstanding 85,433,258 shares and 86,790,309 shares at December 31, 2011 and June 30, 2012, respectively	9	9
Additional paid-in capital	741,650	760,938
Accumulated deficit	(199,559)	(242,758)
Accumulated other comprehensive loss	(1,216)	225
Total Clean Energy Fuels Corp. stockholders’ equity	540,884	518,414
Noncontrolling interest in subsidiary	3,524	3,745
Total stockholders’ equity	544,408	522,159
Total liabilities and stockholders’ equity	$942,707	$937,666

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months and Six Months Ended June 30, 211 and 2012

(Unaudited)

(In thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2012	2011	2012

Revenue:
Product revenues	$61,523	$57,705	$120,055	$123,481
Service revenues	7,590	12,137	14,399	19,995
Total revenues	69,113	69,842	134,454	143,476
Operating expenses:
Cost of sales:
Product cost of sales	46,888	43,691	90,737	95,593
Service cost of sales	3,536	4,839	6,690	8,823
Derivative (gains) losses:
Series I warrant valuation	(4,835)	(8,899)	(1,535)	4,607
Selling, general and administrative	21,653	27,916	39,683	52,766
Depreciation and amortization	7,632	8,907	14,842	17,051
Total operating expenses	74,874	76,454	150,417	178,840
Operating loss	(5,761)	(6,612)	(15,963)	(35,364)
Interest expense, net	(1,506)	(3,321)	(2,327)	(7,023)
Other income (expense), net	187	(1,177)	788	(336)
Income from equity method investments	164	72	375	163
Loss before income taxes	(6,916)	(11,038)	(17,127)	(42,560)
Income tax benefit (expense)	1,177	(172)	1,912	(418)
Net loss	(5,739)	(11,210)	(15,215)	(42,978)
Loss (income) of noncontrolling interest	120	(84)	(157)	(221)
Net loss attributable to Clean Energy Fuels Corp.	$(5,619)	$(11,294)	$(15,372)	$(43,199)

Loss per share attributable to Clean Energy Fuels Corp.
Basic	$(0.08)	$(0.13)	$(0.22)	$(0.50)
Diluted	$(0.08)	$(0.13)	$(0.22)	$(0.50)

Weighted average common shares outstanding
Basic	70,302,782	86,625,655	70,199,963	86,155,678
Diluted	70,302,782	86,625,655	70,199,963	86,155,678

Included in net loss are the following amounts (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2012	2011	2012
Construction Revenues	5.3	7.5	11.6	20.8
Construction Cost of Sales	(4.6)	(6.6)	(9.7)	(19.5)
Fuel Tax Credits	4.7	—	8.9	—
Stock Option Expense, Net of Tax Benefits	(3.6)	(5.8)	(6.9)	(10.4)